UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2005

Pegasystems Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	1-11859	04-2787865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Main Street, Cambridge, Massachusetts		02142
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-374-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01. Regulation FD Disclosure.

On March 14, 2005, Pegasystems Inc. established a pre-arranged stock repurchase plan (the "10b5-1 Plan"), intended to comply with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and of Rule 10b-18 of the Exchange Act. The Company’s 10b5-1 Plan commences on June 15, 2005 and expires on September 30, 2005, subject to conditions specified in the plan.

The Company established this 10b5-1 Plan in connection with the stock repurchase program that was announced by the Company in a press release dated October 28, 2004. Any actual repurchases under the 10b5-1 Plan or the stock repurchase program will be disclosed in the Company’s quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

March 17, 2005	By:	/s/ Shawn S. Hoyt

Name: Shawn S. Hoyt
Title: Vice President and General Counsel